Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uniprop Manufactured Housing Communities Income Fund II (the “Company”) on Form 10-Q for the period ending March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the ”Report”), I Roger I Zlotoff, Principal Executive Officer of the Company, Susann Kehrig, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ Roger I Zlotoff

Principal Executive Officer,

President & Chief Executive Officer of Uniprop Inc.

/s/ Susann Kehrig

Principal Financial Officer,

Vice President Finance of Uniprop, Inc.

May 8, 2015